EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wind Energy America Inc. (the “Company”) on Form 10-Q for the quarter ended  March 31, 2009 as filed with the Securities and Exchange Commission (the “Report”), I, Robert 0. Knutson, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2009

                                                                                                 /s/    Robert O. Knutson

                                                                                                 Principal Executive Officer and
                                                                                                  Principal Financial Officer of
                                                                                                  Wind Energy America Inc.